Corporate Presentation September 2025

Disclaimer This presentation, including any printed or electronic copy of these slides, the talks given by the presenters, the information communicated during any delivery of the presentation and any question and answer session and any document distributed at or in connection with the presentation (collectively, the “Presentation”) has been prepared by Cabaletta Bio, Inc. (“we,” “us,” “our,” “Cabaletta” or the “Company”) and may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, and include, but are not limited to, express or implied statements regarding our current beliefs, expectations and assumptions regarding: our business, future plans and strategies for our technology; our ability to grow our autoimmune-focused pipeline; the ability to capitalize on and potential benefits resulting from our research and translational insights, including those related to any similarly-designed constructs or dosing regimens; the anticipated market opportunities for rese-cel in patients with autoimmune diseases; the Company's business plans and objectives; our expectations around the potential success and therapeutic and clinical benefits of rese-cel, as well as our ability to successfully complete research and further development and commercialization of our drug candidates in current or future indications, including the timing and results of our clinical trials and our ability to conduct and complete clinical trials; expectation that clinical results will support rese-cel's safety and activity profile; our plan to leverage increasing clinical data and a unique development program for rese-cel; the clinical significance and impact of clinical data read-outs, including the progress, results and clinical data from each of the patients dosed with rese-cel in the Phase 1/2 RESET-Myositis, RESET-SLE and the RESET-SSc trials and our other planned activities with respect to rese-cel; our belief that rese-cel has the potential to provide drug-free, durable transformative clinical responses, through an immune reset, including the potential for achieving drug-free remission in patients with refractory myositis; the Company's advancement of separate Phase 1/2 clinical trials of rese-cel and advancement of the RESET-PV and RESET-MS trials, including updates related to status, safety data, efficiency of clinical trial design and timing of data read-outs or otherwise; our ability to leverage our experience in autoimmune cell therapy; our ability to enroll the requisite number of patients, dose each dosing cohort in the intended manner and timing thereof, and advance the trial as planned in our Phase 1/2 clinical trials of rese-cel; the timing any planned regulatory filings for our development programs, including IND applications and interactions with regulatory authorities, including such authorities' review of safety information from our ongoing clinical trials and potential registrational pathway for rese-cel in various indications, and the timing of alignment related thereto; our ability to successfully complete our preclinical and clinical studies for our product candidates, including our ability to progress the trial; Cabaletta's advancement of the whole blood manufacturing program to remove the burden of apheresis; our ability to increase enrollment from our rapidly expanding clinical network in the RESET clinical trial program in the US and Europe; our ability to obtain and maintain regulatory approval of our product candidates, including our expectations regarding the intended incentives conferred by and ability to retain regulatory designations and the anticipated initiation of registrational cohorts and potential BLA submission; our belief regarding alignment with FDA on registrational trial design and timing thereof; our ability to accelerate our pipeline to approval and launch and to develop transformative therapies for patients, including in collaboration with academic and industry partners and the ability to optimize such collaborations on our development programs; our ability to contract with third-party suppliers and manufacturers; our ability to execute our manufacturing strategy to enable expansion of clinical supply and efficiently scale commercial supply for rese-cel; our potential commercial opportunities, including value and addressable market, for our product candidates. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. Various risks, uncertainties and assumptions could cause actual results to differ materially from those anticipated or implied in our forward-looking statements. Such risks and uncertainties include, but are not limited to, risks related to the success, cost, and timing of our development activities and clinical trials, risks related to our ability to demonstrate sufficient evidence of safety, efficacy and tolerability in our clinical trials, the risk that the results observed with the similarly-designed construct, including, but not limited to, dosing regimen, are not indicative of the results we seek to achieve with rese-cel, the risk that signs of biologic activity or persistence may not inform long-term results, risks related to clinical trial site activation or enrollment rates that are lower than expected, risks that modifications to trial design or approach may not have the intended benefits and that the trial design may need to be further modified; our ability to protect and maintain our intellectual property position, risks related to our relationships with third parties, uncertainties related to regulatory agencies’ evaluation of regulatory filings and other information related to our product candidates, our ability to retain and recognize the intended incentives conferred by any regulatory designations, risks related to regulatory filings and potential clearance, the risk that any one or more of our product candidates will not be successfully developed and commercialized, the risk that the results of preclinical studies or clinical studies will not be predictive of future results in connection with future studies, risks related to volatile market and economic conditions and our ability to fund operations and continue as a going concern. 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For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ materially from those contained in the forward-looking statements, see the section entitled "Risk Factors" in our most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in our other filings with the Securities and Exchange Commission. Certain information contained in this Presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this Presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. 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Develop and launch the first curative targeted cellular therapies for patients with autoimmune diseases

Rese-cel[1]: Delivering on the promise of CD19 targeting for autoimmunity

Over 70 clinical sites recruiting across 6 indications with myositis BLA submission expected in 2027

Aligned with FDA on open-label single arm evaluation of registrational cohorts in RESET-Myositis trial

- ~15 patients in each of two independent sub-type specific cohorts: DM/ASyS cohort (~60k/~10k pts) & IMNM (~10k pts)
  - Disease specific efficacy and safety data supplemented by safety data from ~100 RESET patients (>60% enrolled[2])
- Registrational cohorts use the same weight-based dose, similar entry criteria and same sites as Phase 1/2 cohorts

Clinical data in the vast majority of dosed patients demonstrating transformative clinical responses off medications[2]

- ~90% of all patients have no CRS or a transient fever (grade 1 CRS) and ~90% have no ICANS[3]

Multiple near-term catalysts

- ESGCT (Oct 9) – late breaking clinical trial presentation evaluating rese-cel (1st dose cohort) without preconditioning
- ACR (Oct 24-29) – complete Phase 1/2 RESET-Myositis data & interim updates from RESET-SSc & RESET-SLE
- AANEM (Oct 29) – initial clinical data from the RESET-MG trial
- Anticipating FDA alignment on pivotal trial design for SLE/LN and scleroderma in 2H25, MG in 1H26

Patients are seeking a drug-free, symptom-free life, which is rarely achieved with current therapies

SLE – systemic lupus erythematosus; LN – lupus nephritis; SSc – systemic sclerosis; BLA – biologics license application; PV – pemphigus vulgaris.
1. resecabtagene autoleucel; CABA-201
2. As of August 27, 2025.
3. As of data cut-off of May 6, 2025 (as of June 2, 2025 for RESET-SLE study).

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Disease-specific cohorts in RESET clinical program are designed to evolve directly into registrational studies Innovative clinical strategy to support accelerated regulatory path Program1 Trial Preclinical Phase 1/2 Registrational Rese-cel (CABA-201) 4-1BB CD19-CAR T RESET-Myositis™ CARTA Chimeric Antigen Receptor T cells for Autoimmunity RESET-SLE™ RESET-SSc™ RESET-MG™ RESET-MS™ RESET-PV™ Dermatomyositis Antisynthetase syndrome Immune-mediated necrotizing myopathy Lupus Nephritis Non-Renal SLE Skin + Organ Cohort AChR-Ab neg. gMG AChR-Ab pos. gMG Skin Cohort Rheumatology2 Neurology Dermatology FTD Mucocutaneous & mucosal pemphigus vulgaris Contains cohort(s) without preconditioning Juvenile Myositis Pediatric Indication RESET™ – REstoring SElf-Tolerance; Ab – Antibody; AChR – Acetylcholine receptor; gMG – Generalized myasthenia gravis; MS – Multiple sclerosis; SLE – Systemic lupus erythematosus Additional pipeline candidate includes MuSK-CAART for MuSK-Ab positive MG, currently being evaluated in a Phase 1 trial. Myositis patients can also be treated by neurologists or dermatologists; lupus nephritis patients can also be treated by nephrologists. FDA Fast Track Designation received in dermatomyositis, SLE and lupus nephritis, systemic sclerosis, and multiple sclerosis. FDA Regenerative Medicine Advanced Therapy (RMAT) received in myositis, SLE and LN. Progressive MS Relapsing MS RMAT RMAT

Rapidly completing enrollment in Phase 1/2 RESET™ trial cohorts

Enrollment continues in expansion cohorts until pivotal cohorts start enrolling



+5 Europe clinical sites
SLE sites
Myositis sites
SSc sites
MG sites
PV sites

- Industry-leading US clinical site footprint[1] with 73 clinical sites recruiting in the US & Europe
- 65 patients actively enrolled & 38 dosed[2]

1. As compared to companies with actively recruiting U.S. clinical sites for autoimmune cell therapy trials under company-sponsored INDs per clinictrials.gov.
2. As of August 27, 2025.

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FDA aligned on key design elements of myositis registrational cohorts

FDA alignment achieved in Type C meeting for rese-cel; two open-label, single-arm cohorts to evaluate outcomes



Initial Phase 1/2 Cohorts[1]
Registrational Cohorts[2]
DM
ASyS
(combined n ~6)
DM & ASyS (n ~15)
IMNM (n ~6)
IMNM (n ~15)

- Expansion of current RESET-Myositis trial to include two registrational cohorts
- Evaluating a primary endpoint based on the **TIS**, a validated endpoint in myositis, within 26 weeks of rese-cel infusion
- Confirmed current dose of 1 million cells/kg in a single infusion
- Safety database ~100 autoimmune patients at ≥1-month of follow-up (with at least 35 myositis patients)
  - Over 60% of the safety database already enrolled across the RESET clinical development program[3]
- **BLA for either registrational cohort may be submitted independently[4]**

2027 BLA submission planned in myositis; initiation of registrational cohorts anticipated in 2025

TIS, total improvement score.
1. Pediatric submission based on data available at the time of adult submission from ongoing Ph 1/2 study (no new study) to support pediatric label claim
2. Size of myositis registrational cohorts based on key statistical parameters aligned upon with the FDA and background remission rate in myositis.
3. As of August 27, 2025.
4. Subsequent indications anticipated to be submitted as an sBLA (Supplemental Biologics License Application).

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Anticipated Rese-cel Milestones with 2027 BLA Submission Planned

Planning to leverage myositis FDA alignment and execution across the portfolio of indications

	1H25	2H25	1H26	2H26
Align with FDA on registrational cohort designs	☑ **Myositis**	☐ **Lupus** ☐ **SSc**	☐ **MG**	
Present complete Phase 1/2 data	☑ EULAR interim data **Myositis, Lupus** & **SSc**	☐ **Myositis**	☐ **Lupus** ☐ **SSc**	☐ **MG**
Initiate enrollment in registrational cohorts		☐ **Myositis**	☐ Additional indication(s):	**Lupus, SSc** & **MG**[1]
No preconditioning (RESET-PV)		☐ **Initial dose data** **(ESGCT late-breaking clinical oral presentation)**	☐ **Dose escalation data**[2]	
CMC commercial supply readiness & innovation	☑ FDA alignment: Safety comparability	☑ Commercial process implemented	☐ Initial clinical data w/ Cellares process[3]	

1. Subject to data and FDA alignment on proposed registrational cohort design.
2. Subject to review of initial dose cohort data.
3. Pending final agreement with Cellares to advance technology.

Cabaletta Bio®

Rese-cel: Autologus CD19-CAR T for Autoimmunity

Rese-cel: CD19-CAR T specifically designed for autoimmunity

Rese-cel binder with similar *in vitro* & *in vivo* activity to construct used in academic studies in autoimmunity[1,3]



Fully human anti-CD19 binder
4-1BB costimulatory domain
CD3-ζ signaling domain
Rese-cel[4]

Rese-cel product design & clinical / translational data

- **4-1BB costimulatory domain with fully human binder**
  - **Binder with similar affinity & biologic activity to academic FMC63 binder while binding to the same epitopes[1,2]**
- **Same weight-based dose as in academic studies**
  - **Potential to provide immune reset based on initial clinical and translational data[5]**
- **Initial patients treated with rese-cel have shown compelling clinical responses with safety data that supports autoimmune development[6]**

1. Peng, Binghao J, et al. "Preclinical specificity and activity of CABA-201, a fully human 4-1BB containing CD19 CAR T therapy for treatment-resistant autoimmune disease." Poster presented at: American Society Gene and Cell Therapy 26th Annual Meeting; 2023 May 19; Los Angeles, CA.
2. Dai, Zhenyu, et al. "Development and functional characterization of novel fully human anti- CD19 chimeric antigen receptors for T - cell therapy." Journal of Cellular Physiology 236.8 (2021): 5832-5847.
3. Müller, Fabian, et al. "CD19 CAR T-Cell Therapy in Autoimmune Disease—A Case Series with Follow-up." New England Journal of Medicine 390.8 (2024): 687-700.
4. Maschan, Michael, et al. "Multiple site place-of-care manufactured anti-CD19 CAR-T cells induce high remission rates in B-cell malignancy patients." Nature Communications 12, 7200 (2021) Transmembrane domain in rese-cel is CD8α vs. TNFRSF19 (Troy) utilized in the academic construct. The two transmembrane domains have not been shown to have a significant difference in function or IFNγ production in preclinical studies. The CD8α transmembrane domain is employed in tisagenlecleucel.
5. Volkov, Jenell, et al. "Case study of CD19 CAR T therapy in a subject with immune-mediate necrotizing myopathy treated in the RESET-Myositis phase I/II trial." Molecular Therapy 32.11 (2024): 3821-3828.
6. Abstract 1733: Safety and Efficacy of CABA-201, a Fully Human, Autologous 4-1BB Anti-CD19 CAR T Cell Therapy in Patients with Immune-Mediated Necrotizing Myopathy and Systemic Lupus Erythematosus from the RESET-Myositis™ and RESET-SLE™ Clinical Trials. ACR 2024.

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RESET™ program advancing trials in a broad portfolio of diseases

Broad portfolio with six RESET trials designed to address high unmet need and realize the potential of rese-cel

— **No Flu/Cy** —

Myositis	**SLE/LN**	**SSc**	**gMG**	**MS**	**PV**
					
♀>♂	♀>♂	♀>♂	♀>♂	♀>♂	
Typical onset middle age Only FDA-approved therapy is IVIg in DM Three-fold increased mortality due to lung & cardiac involvement	Affects young women & people of color ~30-40% with lupus nephritis, which carries ~25% risk of death or ESRD within 10y	Middle age onset common Progressive skin & organ fibrosis with lung, cardiac, renal damage Average survival of 12y	Bimodal age of onset Profound weakness that can be disabling Risk for myasthenic crises, with respiratory failure	Chronic inflammation, axon loss, cognitive impairment, and irreversible neurologic damage	Pure autoantibody & B-cell mediated autoimmune disease Characterized by painful blisters & erosions
U.S. Prevalence					
~80k	**~320k**	**~90k**	**~55k**	**~750k**	**~15k**
EU Prevalence					
~85k	**~150k**	**~60k**	**~100k**	**~550k**	**~20k**

Rheum (Myositis, SLE/LN, SSc) *Neuro* (gMG, MS) *Derm* (PV)

SLE – Systemic lupus erythematosus; DM – Dermatomyositis; SSc – Systemic sclerosis; gMG – Generalized myasthenia gravis; MS – multiple sclerosis; ESRD – End-stage renal disease; PV – pemphigus vulgaris

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RESET™ clinical trials have consistent design principles[1]

Individual trials in myositis, SLE, and SSc share common elements of preconditioning, dose, and study design

Screening	Leukapheresis and rese-cel production	Preconditioning (Day -5 to Day -3)	Single infusion of rese-cel (Day 1)	Primary endpoint: Incidence and severity of AEs (Day 29)	Additional Endpoints (Study follow-up through Year 3†)
	T cells isolated from patient's own PBMCs (autologous CAR T)	FLU 25 mg/m^2 x 3 days CY 1000 mg/m^2 x 1 day	Weight-based dosing 1×10^6 cells/kg		

Discontinuation of all immunomodulatory agents







Additional Endpoints

- Clinical efficacy measuring:
  - Drug-free responses
  - Validated study-specific endpoints
- PK/PD analysis:
  - Rese-cel expansion
  - B cell depletion
  - B cell repopulation
- Adverse events & safety
- Biomarker analysis, including autoantibody levels

†Follow up period encompasses 15 years in total, aligned to regulatory guidance for CAR T cell therapies.
AE, adverse event; CABA, Cabaletta Approach to B cell Ablation; FLU, fludarabine; CY, cyclophosphamide; PBMC, peripheral blood mononuclear cell; PD, pharmacodynamics; PK, pharmacokinetics; RESET, REstoring SElf-Tolerance; SLE, systemic lupus erythematosus; SSc, systemic sclerosis.
Cabaletta Bio: Data on file; 1. Peng BJ, et al. Mol Ther Methods Clin Dev. 2024;32(2):101267.

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Key inclusion and exclusion criteria in RESET™ Phase 1/2 trials

Designed to evaluate the safety and tolerability of rese-cel in subjects with active, refractory disease

Key inclusion criteria[1–3]

Evidence of active disease despite prior or current treatment with standard of care

RESET-Myositis™	RESET-SLE™	RESET-SSc™
• Diagnosis of IIM (**ASyS, DM, or IMNM**) • Age ≥18 and ≤75 • Presence of at least one myositis antibody • **JIIM**: Age ≥6 and ≤17 with presence of at least one MSA or MAA	• Diagnosis of SLE (**SLE or LN**) • Age ≥18 and ≤65 • Positive ANA or anti-dsDNA at screening • **SLE (non-renal)**: active, moderate to severe SLE, SLEDAI-2K ≥8; pure class V LN eligible • **LN**: active, biopsy-proven LN class III or IV (± class V)	• Diagnosis of **SSc limited or diffuse** • Age ≥18 and ≤75 • Evidence of significant skin, pulmonary, renal, or cardiac involvement

Key exclusion criteria[1–3]

B cell-depleting agent within prior 3-6 months; Previous CAR T therapy and/or HSCT

RESET-Myositis™	RESET-SLE™	RESET-SSc™
• Cancer-associated myositis • Significant lung or cardiac impairment	• Presence of kidney disease other than LN • Current symptoms of severe, progressive, or uncontrolled pulmonary or cardiac disease	• Severe lung or cardiac impairment

Anticipate completion of dosing in multiple disease-specific cohorts in 2025; similarly designed RESET-MG™ Phase 1/2 trial rapidly enrolling

ASyS, antisynthetase syndrome; CAR, chimeric antigen receptor; DM, dermatomyositis; HSCT, hematopoietic stem cell transplantation; IIM, idiopathic inflammatory myopathy; JIIM, juvenile idiopathic inflammatory myopathy; LN, lupus nephritis; MAA, myositis-associated antibody; SLEDAI-2k, SLE disease activity index 2000; SSc, systemic sclerosis.

1. ClinicalTrials.gov. Available at: www.clinicaltrials.gov/study/NCT06121297 (accessed October 2024).
2. ClinicalTrials.gov. Available at: www.clinicaltrials.gov/study/NCT06328777 (accessed October 2024).
3. ClinicalTrials.gov. Available at: www.clinicaltrials.gov/study/NCT06154252 (accessed October 2024).

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Rese-cel expansion & B cell kinetics across indications

Peak rese-cel expansion and transient peripheral B cell depletion occurred within ~2 weeks post infusion

RESET-Myositis

Rese-cel Pharmacokinetics



CART cells/µL Blood
Days post infusion
IMNM-1
IMNM-2
IMNM-3
IMNM-4
DM-1
DM-2
ASyS-1
ASyS-2

B Cell Kinetics



B cells/µL of Blood
Days post infusion

RESET-SLE

Rese-cel Pharmacokinetics*



CART cells/µL Blood
Days post infusion
SLE-1
SLE-2
SLE-3
SLE-4
LN-1
LN-2
LN-3

B Cell Kinetics



B cells/µL of Blood
Days post infusion

RESET-SSc

Rese-cel Pharmacokinetics



CART cells/µL Blood
Days post infusion
SSc-Skin-1
SSc-Skin-2

B Cell Kinetics



B cells/µL of Blood
Days post infusion

Peripheral B cells begin repopulating ~2 to 3 months after rese-cel in patients with sufficient follow-up*

*LN-1 had prolonged rese-cel detection due to TCR activation that corresponded to longer time to B cell repopulation. LN-4: follow up ongoing
ASyS, antisynthetase syndrome; CAR, chimeric antigen receptor; DM, dermatomyositis; IMNM, immune-mediated necrotizing myopathy; LN, lupus nephritis; rese-cel, resecabtagene autoleucel; RESET, REstoring SElf-Tolerance; SLE, systemic lupus erythematosus, SSc, systemic sclerosis, TCR, T cell receptor.
Cabaletta Bio: Data on file.

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Myositis: Unmet Need & Clinical Data

Myositis: High rates of disability & increased risk of mortality

Highly concentrated treatment network in the US

High disease burden: disability & mortality

- Typical patient is a middle-aged female who experiences muscle weakness, fatigue, pain, shortness of breath and difficulty swallowing
  - Moderate to severe disability (40% to 65%)[1]
  - Assisted walking devices (18% to 38%)[1]
- The **risk of mortality is ~3 times higher** than the general population, primarily due to cancer and lung & cardiac complications[2]
  - ~20% mortality < 5 years with standard immunosuppressive treatment[3]

*"I find it **very difficult to get up from a regular chair**, I need boosters or assistance from somebody else. Walking, my **gait has really suffered**. My stability walking has suffered as well, and I **can't lift anything more than five or eight pounds**. So doing stuff is difficult. Bending down is very difficult. **I can't get up from the floor if I fall.**"*

"John"
61-year-old male with ASyS[4]
~10 yrs since diagnosis

*"I had really **acute onset muscle weakness and muscle wasting**. I could just see where there were certain parts of my body where basically **my body was disappearing**, and I was losing the ability to do things that I would normally do with no problem… it became **very difficult to go up the stairs. I would have to, for instance, grab the cloth on my pants to lift my leg up to get it up the next step.**"*

"Susan"
66-year-old female with IMNM[4]
~13 yrs since diagnosis

*"It just **affected every aspect of my life. Just work, family, social life, own wellbeing.** It just pours into everything else with that."*

"Erica"
44-year-old female with DM[4]
~2.5 yrs since diagnosis

1. Opinc AH, Brzezinska OE, Makowska JS. Disability in idiopathic inflammatory myopathies: questionnaire-based study. Rheumatol Int. 2019;39(7):1213-1220.
2. Marie I. Morbidity and mortality in adult polymyositis and dermatomyositis. Curr Rheumatol Rep. 2012;14(3):275-285.
3. Schiopu E, Phillips K, MacDonald PM, Crofford LJ, Somers EC. Predictors of survival in a cohort of patients with polymyositis and dermatomyositis: effect of corticosteroids, methotrexate and azathioprine. Arthritis Res Ther. 2012;14(1):R22.
4. Primary market research conducted via third-party, blinded interviews with myositis patients, conducted in 2024.

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Myositis: Limited treatment options for ~80k U.S. patients

IVIg is the only approved therapy (only for patients with the adult dermatomyositis subtype)

Autoimmune disease with B cells component

- Idiopathic inflammatory myopathies (IIMs, or myositis) are a group of autoimmune diseases characterized by inflammation and muscle weakness

Limited treatment options[1]

- Common therapies: steroids plus an immunomodulator (i.e. methotrexate, azathioprine, mycophenolate, rituximab)
- IVIg (intravenous immunoglobulin), the only FDA-approved therapy, is approved in adult dermatomyositis
- Therapies can carry potential long-term side effects such as serious infections and organ damage
- Despite existing therapies, disease is often refractory

Eligible U.S. myositis patients[2]

Myositis patients with moderate to severe, refractory disease potentially eligible for rese-cel

(per analysis of quantitative research with ~240 myositis-treating physicians)



~16k to 20k
U.S. myositis patients
potentially eligible for rese-cel
~80k myositis patients

1. Lundberg, Ingrid E., et al. "Idiopathic inflammatory myopathies." Nature Reviews Disease Primers 7.1 (2021): 86.
2. Analysis from quantitative survey of U.S. myositis-treating physicians, conducted 2Q25. N = ~240.

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Baseline Characteristics: First 8 Patients in RESET-Myositis*

All patients had active, refractory disease and most had failed IVIg; an expensive & burdensome B cell therapy

	RESET-Myositis™							
Cohort	**DM**		**ASyS**		**IMNM**			
Patient	**DM-1^**	**DM-2**	**ASyS-1**	**ASyS-2**	**IMNM-1^**	**IMNM-2^**	**IMNM-3**	**IMNM-4**
Age, sex	57 M	45 F	39 M	48 F	33 M	60 M	55 M	64 M
Disease duration (y)	~4	~2	~4	~15	~2	~4	~1	~6
Autoantibodies	SAE	NXP-2; Ro	Jo-1; Ro-52	Jo-1; Ro-52	SRP	HMGCR	SRP; Ro-52	HMGCR
Baseline disease activity†	**MMT-8**							
	131	117	119	140	130	126	105	108
	CK (U/L)							
	94	39	502	121	617	4725	1447	529
Therapies at Screening	GC, MMF, HCQ	**IVIg**, MMF, HCQ	GC, **IVIg**, TAC	GC, **IVIg**, MMF, TAC	GC, MTX	GC, **IVIg**	MTX, AZA	GC, **IVIg**, MMF
Other prior therapies	**IVIg**	GC, **RTX**, TAC	**RTX**, MMF, TOC, AZA	**RTX**, MTX, MMF, AZA	**RTX, IVIg**	**RTX**, MTX, MMF	GC	AZA
GC dose at Screening (mg/day)	20	NA	10	5	5	5	NA	10

*As of May 6, 2025.
^Patient(s) who had clinical data presented in February 2025 scientific meetings.
†Baseline disease activity = activity before preconditioning.
ASyS, antisynthetase syndrome; AZA, azathioprine; CK, creatine kinase; DM, dermatomyositis; GC, glucocorticoid; HCQ, hydroxychloroquine; HMGCR, 3-hydroxy-3-methylglutaryl-coenzyme A reductase; IMNM, immune-mediated necrotizing myopathy; IVIg, intravenous immunoglobulin; MMF, mycophenolate mofetil; MMT-8, manual muscle testing 8; MTX, methotrexate; NXP, nuclear matrix protein; RESET, REstoring SElf-Tolerance; RTX, rituximab; SAE, small ubiquitin-like modifier activating enzyme; SRP, signal recognition particle; TAC, tacrolimus; TOC, tocilizumab; U/L, units per liter; y, years.
Cabaletta Bio: Data on File.

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Incidence of relevant and related serious adverse events*

Fever (Grade 1 CRS) in 4 of 8 patients and no ICANS in any patients

	RESET-Myositis™							
Cohort	**DM**		**ASyS**		**IMNM**			
Patient	**DM-1^**	**DM-2**	**ASyS-1**	**ASyS-2**	**IMNM-1^**	**IMNM-2^**	**IMNM-3**	**IMNM-4**
CRS†	None	Grade 1	Grade 1	Grade 1	None	None	Grade 1	None
ICANS†	None	None	None	None	None	None	None	None
Serious infections‡	None	None	None	None	None	None	None	None
Related SAEs (Grade)§ (excluding CRS and ICANS)	None	None	None	None	None	None	None	None

*As of May 6, 2025; primary endpoint is incidence and severity of adverse events through Day 29.
^Patient(s) who had clinical data presented in February 2025 scientific meetings.
†Graded per ASTCT Consensus Grading Criteria. DM-1, DM-2, ASyS-1, ASyS-2, and IMNM-3 received medication for seizure prophylaxis. Tocilizumab was administered for CRS for DM-2, ASyS-1, ASyS-2, and IMNM-3.
‡Coded in System Organ Class of Infections and Infestations and meets seriousness criteria.
§As assessed per US Food and Drug Administration guidelines.
ASTCT, American Society for Transplantation and Cellular Therapy; ASyS, antisynthetase syndrome; CRS, cytokine release syndrome; DM, dermatomyositis; ICANS, immune effector cell-associated neurotoxicity syndrome; IMNM, immune-mediated necrotizing myopathy; SAE, serious adverse event; RESET, REstoring SElf-Tolerance.
Cabaletta Bio: Data on File.

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DM & ASySS: Efficacy data following rese-cel infusion*

Clinical responses have been observed off immunomodulators and glucocorticoids in all patients

	DM		ASyS	
Patient	**DM-1^**	**DM-2**	**ASyS-1**	**ASyS-2**
Latest follow-up	32 weeks	8 weeks	12 weeks	8 weeks
TIS Response	Major	Major	Major	Minimal to moderate
GC-free	✓	✓	✓	✓
IM-free	✓	✓	✓	✓



TIS (N=4)
Discontinued all immunomodulators
DM-1
MMF, HCQ
DM-2
IVIg, MMF, HCQ
ASyS-1
IVIg, TAC
ASyS-2
IVIg, MMF, TAC
100
90
80
70
60
50
40
30
20
10
0
TIS
Major
Moderate
Minimal
None
†
ASyS-2 would not meet pivotal entry criteria based on MMT score greater than the planned minimum required for inclusion. Max TIS score possible for this patient is 65.
Baseline
Day 29
Week 8
Week 12
Week 16
Week 20
Week 24
Week 28
Week 32
DM-1
DM-2
ASyS-1
ASyS-2

TIS responses to rese-cel among all DM and ASyS patients show potential for achieving drug-free remission in patients with refractory myositis

*As of May 6, 2025. †DM-1 Week 32 CK value not available; Week 28 CK value used for TIS calculation.
^Patient(s) who had clinical data presented in February 2025 scientific meetings.
ASyS, antisynthetase syndrome; CK, creatine kinase; DM, dermatomyositis; HCQ, hydroxychloroquine; IVIg, intravenous immunoglobulin; MMF, mycophenolate mofetil; MMT-8, manual muscle testing 8; rese-cel, resecabtagene autoleucel; TAC, tacrolimus; TIS, total improvement score; U/L, units per liter.
Cabaletta Bio: Data on File.

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IMNM: Efficacy data following rese-cel infusion[1*]

Modest clinical responses have been observed off immunomodulators in 3 of 4 patients

	IMNM			
Patient	**IMNM-1^**	**IMNM-2^**	**IMNM-3**	**IMNM-4**
Latest follow-up	56 weeks	28 weeks	16 weeks	4 weeks
TIS Response	Minimal to moderate†	No change‡	Minimal to moderate	Moderate
GC-free	✓	--	✓	--¶
IM-free	✓	--	✓	✓



TIS (N=4)
Discontinued all immunomodulators
IMNM-1
MTX
IMNM-2
IVIg – has since restarted
IMNM-3
MTX, AZA
IMNM-4
IVIg, MMF
100
90
80
70
60
50
40
30
20
10
0
TIS
Major
Moderate
Minimal
None
††
§
IMNM-2 has persistently elevated HMGCR Abs that likely arise from CD19-CD38+CD138+ long-lived plasma cells
Baseline
Day 29
Week 8
Week 12
Week 16
Week 20
Week 24
Week 28
Week 32
Week 36
Week 40
Week 44
Week 48
Week 52
Week 56
IMNM-1
IMNM-2
IMNM-3
IMNM-4

Initial clinical responses in IMNM-1, IMNM-3, and IMNM-4 are consistent with published data[1,2]; slower and more modest TIS response in IMNM compared to other myositis subtypes

*As of May 6, 2025.
^Patient(s) who had clinical data presented in February 2025 scientific meetings.
†Minimal to moderate improvement at all time points from Week 20, except for Week 48. ‡The subject experienced an unrelated life-threatening pulmonary embolism resulting in prolonged hospitalization and critical illness myopathy and was treated with intravenous immunoglobulin and prednisone after the Week 12 visit, confounding assessments of treatment response. Subject then began weekly IVIg after the Week 24 visit. ¶Tapering prednisone dose.
†† IMNM-1 Day 29 CK measurement was unavailable; Day 22 measurement was used in its place and in calculation of the TIS score. § IMNM-2 Week 16 MMT-8 measurement was normalized to a total score of 150, calculated based on the collected value (96) and the maximum possible value (110). The normalized MMT-8 score was used to calculate the TIS for IMNM-2 at Week 16.
AZA, azathioprine; CK, creatine kinase; GC, glucocorticoids; IM, immunomodulatory medication; IMNM, immune-mediated necrotizing myopathy; IVIg, intravenous immunoglobulin; MMF, mycophenolate mofetil; MMT-8, manual muscle testing 8; MTX, methotrexate; rese-cel, resecabtagene autoleucel; TIS, total improvement score; U/L, units per liter.

1. Cabaletta Bio: Data on File. 2. Schett, G. 'CAR-T Cell Therapy: "The Future is Now."' 5th Global Conference on Myositis. iMyoS. Pittsburgh, PA.

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Systemic Sclerosis: Unmet Need & Clinical Data

Systemic sclerosis: Profound unmet need & limited options

Associated with progressive morbidity and high mortality[1,2]

Rare, potentially life-threatening autoimmune disease[1]

- Characterized by progressive skin & internal organ fibrosis[1]
- Deep, tissue-level B cell-driven autoimmunity, with activated B cells & autoantibodies, promotes inflammation & organ damage[3]

Patients experience a progressive & often fatal course

- Typically, middle age onset and more common in females[1]
- Highest mortality of all rheumatological diseases & significant burden from persistent skin & organ manifestations[4,5]
  - Mean survival is ~12 years from diagnosis
- Need for disease-modifying therapies across all SSc subsets[5]
  - FDA-approved agents for SSc-ILD slow but do not stabilize or improve lung progression
  - No existing treatments capable of halting SSc pathology other than AHSCT, which carries high risk

Eligible U.S. SSc patients[6]

SSc patients with early, active disease potentially eligible for rese-cel

(per quantitative research with ~100 SSc-treating physicians)

~12,000-15,000
U.S. SSc patients
potentially eligible for rese-cel



~90k SSc patients

AHSCT, autologous hematopoietic stem cell transplantation; SSc, systemic sclerosis.

1. Allanore Y, et al. Nat Rev Dis Primers. 2015;1:15002. 2. Denton CP, et al. Lancet. 2017;390(10103):1685–1699. 3. Thoreau B, et al. Front Immunol. 2022;13:933468. 4. Truchetet ME, et al. Clin Rev Allergy Immunol. 2023;64(3):262–283. 5. Pope JE, et al. Nat Rev Rheumatol. 2023;19(4):212–226. 6. Results from quantitative survey of U.S. SSc-treating physicians (rheumatologists), conducted 3Q25. N = ~100.

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Baseline characteristics & serious adverse events in first 2 SSc patients*

	RESET-SSc™	
Patient / Cohort	**SSc-Skin-1**^ (Severe skin cohort)	**SSc-Skin-2** (Severe skin cohort)
Age, sex	66 F	55 F
Disease duration (y)	~2	~0.5
Autoantibodies	RNA Pol III	Scl-70
Baseline mRSS**	**42**	**38**
Baseline HAQ-DI**	2.25	2.125
Baseline PFTs (% predicted)**	FVC: 91; DLCO: 70	FVC: 93; DLCO: 58
ILD presence†	✓	-
Therapies at Screening	MMF (1500 mg BID)	MMF (1500 mg BID), GC
Other prior therapies	HCQ, BRX (Investigational)	None
Glucocorticoid dose at Screening (mg/day)	0	5
	Incidence of relevant and related serious adverse events*	
CRS††	Grade 2	None
ICANS††	None	Grade 3
Serious infections	None	None
Related SAEs‡ (Grade) ***(excluding CRS & ICANS)***	None	Neutropenic fever (1)

*As of May 6, 2025; primary endpoint is incidence and severity of adverse events through Day 29.
^Patient(s) who had clinical data presented in February 2025 scientific meetings.
**Baseline disease activity = activity before preconditioning. †Per patient history and HRCT
†† Graded per ASTCT Consensus Grading Criteria. Both patients received medication for seizure prophylaxis.
‡As assessed per US Food and Drug Administration guidelines.
ASTCT, American Society for Transplantation and Cellular Therapy; BID, twice per day; BRX, brentuximab vedotin; CRS, cytokine release syndrome; DLCO, % predicted diffusing capacity for carbon monoxide; FVC, forced vital capacity; GC, glucocorticoid; HAQ-DI, Health Assessment Questionnaire Disability Index; HCQ, hydroxychloroquine; ICANS, immune effector cell-associated neurotoxicity syndrome; ICE, immune effector cell-associated encephalopathy; ILD, interstitial lung disease; MMF, mycophenolate mofetil; mRSS, modified Rodnan skin score; SAE, serious adverse event; PFT, pulmonary function test; RESET, REstoring SElf-Tolerance; RNA Pol III, ribonucleic acid polymerase III; SSc, systemic sclerosis; y, years.
Cabaletta Bio: Data on File.

Cabaletta Bio® 24

RESET-SSc™: Efficacy data following rese-cel infusion[1]

Improvements in both SSc patients after discontinuing immunomodulatory drugs and steroids

Overall mRSS (N=2)



50
40
30
0
mRSS
Baseline
Week 3
Week 4
Week 6
Week 8
Week 12
Week 16
Week 20
Week 24
SSc-Skin-1
SSc-Skin-2
Discontinued:
MMF
MMF, GC

mRSS by body area (SSc-Skin-1)



Baseline
Anti-RNA Pol III Titer†: > 150
Week 24
Anti-RNA Pol III Titer†: 23
0 None
1 Mild
2 Moderate
3 Severe

Pulmonary Evaluations (SSc-Skin-1)‡

	Baseline	Week 12	Week 24
DLCO	70%	85%	81%
FVC	91%	97%	105%
ILD	Mild stabilization on HRCT		

SSc-Skin-1 met revised CRISS response criteria starting at Week 12, supporting potential for a drug-free clinical response*

*As of May 6, 2025. †RNA Pol III IgG level performed locally at U Mich. ‡ Pulmonary evaluations not available for SSc-Skin-2 at Week 4.
CRISS, Composite Response Index in Systemic Sclerosis; DLCO, % predicted diffusing capacity for carbon monoxide; FVC, % predicted forced vital capacity; GC, glucocorticoid; HRCT, high-resolution computed tomography; ILD, interstitial lung disease; MMF, mycophenolate mofetil; mRSS, modified Rodnan Skin Score (measure of skin thickness in SSc across 17 body areas, with a maximum score of 512); RNA Pol III, ribonucleic acid polymerase III; rese-cel, resecabtagene autoleucel; SSc, systemic sclerosis.

1. Cabaletta Bio: Data on File. 2. Khanna D, et al. J Scleroderma Relat Disord. 2017;2(1):11–18;.

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Lymph node B cell depletion in SSc-Skin-1[1]

Tissue resident depletion, consistent with the deep B cell depletion in circulation, observed via lymph node biopsy


B cells (CD19)
B cells (CD20)
T cells (CD3)
Baseline
Day 21

B cell depletion observed to date is consistent with an academic study in autoimmune disease showing CD19-CAR T cell therapy achieves deeper depletion than mAbs[2]

*Lymph node biopsies were from the left inguinal area using USG at U. Mich. by Dr. Khanna.
CAR, chimeric antigen receptor; rese-cel, resecabtagene autoleucel; mAb, monoclonal antibody; RESET, REstoring SElf-Tolerance; SSc, systemic sclerosis.

1. Cabaletta Bio: Data on File. 2. Tur C, et al. Ann Rheum Dis. 2025;84(1):106–114.

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26

Lupus: Unmet Need & Clinical Data

Increased mortality risk & negative impact on quality of life for patients with SLE & LN SLE & LN: Represent a high unmet clinical need ESRD, end-stage renal disease; LN, lupus nephritis; SLE, systemic lupus erythematosus. 1. Zen M, et al. Eur J Intern Med. 2023;112:45–51. 2. Rahman P, et al. Lupus. 2001;10(2):93-96. 3. Singh, R, et al. Lupus 27.10 (2018): 1577-1581.4. Murimi-Worstell, I., et al. BMJ 10.5 (2020): e031850. 5. Lichtnekert, J. Nature reviews rheumatology 20.11 (2024): 699-711. 6. Tektonidou, M. Arthritis & rheumatology 68.6 (2016): 1432-1441. 7. Results from quantitative survey of U.S. lupus-treating physicians (rheumatologists & nephrologists), conducted 2Q25. N = ~150. SLE patients with moderate to severe, refractory disease & LN patients with refractory disease potentially eligible for rese-cel (per analysis of quantitative research with ~150 lupus-treating physicians) Eligible U.S. Non-Renal SLE & LN patients7 ~40,000 U.S. non-renal SLE patients potentially eligible for rese-cel ~210k non-renal SLE patients ~50,000 U.S. LN patients potentially eligible for rese-cel ~110k LN patients SLE is a chronic autoimmune condition that can affect nearly every organ system1 Most common in women, with disease onset generally between ages of 20-40 years Common symptoms include severe fatigue, joint pain and swelling, skin rashes, ulcers & Raynaud’s phenomenon >50% of patients develop permanent widespread organ damage, caused by disease & current treatments2 Standardized mortality ratio from 2.4-4.5 for SLE patients3,4 ~30-40% of SLE patients develop LN, with inflammation & damage within the kidneys LN may present silently or with symptoms such as proteinuria, hematuria, swelling & elevated blood pressure 10-30% of patients with LN will progress to ESRD, requiring dialysis or transplantation within the first decade of their disease5,6

Baseline characteristics: First 8 patients in RESET-SLE*

All patients had active, refractory disease and had failed multiple B cell-targeting therapies

	Non-renal SLE				LN			
Patient / Cohort	**SLE-1‡^**	**SLE-2^**	**SLE-3^**	**SLE-4^**	**LN-1^**	**LN-2^**	**LN-3**	**LN-4**
Age, sex	26 M	36 F	44 F	37 F	24 F	35 F	26 F	18 M
Disease duration (y)	~6	~17	~9	~10	~2	~8	~16	~4
Autoantibodies§	dsDNA, Sm	dsDNA	dsDNA	dsDNA, Sm	dsDNA, Sm	dsDNA, Sm	Sm	dsDNA
LN class	V	N/A	N/A	N/A	III	IV + V	III + V	IV
SLEDAI-2K†	26	10	8	8	22	14	16	16
UPCR (mg/mg)†	1.08†	N/A	N/A	N/A	7.22	4.85	2.04	1.69
Therapies at screening	HCQ, GC, MMF	GC, AZA	HCQ, MMF, BEL	HCQ**	HCQ, GC, MMF, ANI, VOC	MMF	HCQ, MMF	HCQ, GC, MMF,TAC, BEL
Other prior therapies	CYC, BEL, VOC, TAC	HCQ, MTX, ANI, BEL, MSC, RTX, ADA	GC, MTX	GC, MTX, BEL	BEL, LEF	HCQ, GC, AZA, RTX	GC, MTX, AZA, TOC, UST, RTX, OBI	CYC, RTX, OBI
GC dose at screening (mg/day)	10	7	N/A	N/A**	20	N/A	N/A	5

*As of June 2, 2025.
^Patient(s) who had clinical data presented in February 2025 scientific meetings.
†Baseline disease activity = activity before preconditioning.
‡Inclusion criteria for LN cohort requires class III/IV LN (± class V).
§All patients were antinuclear antibody positive at screening.
**SLE-4 initiated 20 mg/day of prednisone after screening and before leukapheresis, tapering off by Week 12.
ADA, adalimumab; ANI, anifrolumab; AZA, azathioprine; BEL, belimumab; CYC, cyclophosphamide; dsDNA, double-stranded DNA; GC, glucocorticoid; HCQ, hydroxychloroquine; LEF, leflunomide; LN, lupus nephritis; MMF, mycophenolate mofetil; MSC, mesenchymal stem cell; MTX, methotrexate; N/A, not applicable; OBI, obinutuzumab; RESET, REstoring SElf-Tolerance; RTX, rituximab; SLE, systemic lupus erythematosus; SLEDAI-2K, SLE Disease Activity Index 2000; Sm, Smith; TAC, tacrolimus; TOC, tocilizumab; UPCR, urine protein-to-creatinine ratio; UST, ustekinumab; VOC, voclosporin, y, years.
Cabaletta Bio: Data on File.

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29

Incidence of relevant and related serious adverse events*

Fever (Grade 1 CRS) reported in 2 of 8 patients & ICANS reported in 1 of 8 patients

	Non-renal SLE				LN			
Patient / Cohort	**SLE-1†^**	**SLE-2^**	**SLE-3^**	**SLE-4^**	**LN-1^**	**LN-2^**	**LN-3**	**LN-4****
CRS†	None	Grade 1	None	None	Grade 1	None	None	None
ICANS†	None	None	None	None	Grade 4	None	None	None
Serious infections‡	None	None	None	None	None	None	None	None
Related SAEs (Grade)§ (Excluding CRS/ICANS)	None	None	None	None	Fever (1) Neutropenic fever (1) Pancytopenia¶ (4)	None	None	None

*As of June 2, 2025; Primary endpoint is incidence and severity of adverse events through Day 29.
^Patient(s) who had clinical data presented in February 2025 scientific meetings.
†Graded per ASTCT Consensus Grading Criteria. All patients except SLE-1 and LN-1 received medication for seizure prophylaxis. Tocilizumab was administered for CRS in SLE-2.
‡Coded in System Organ Class of Infections and Infestations and meets seriousness criteria.
§As assessed per US Food and Drug Administration guidelines.
¶Consistent with "Prolonged Cytopenias," which is a labeled warning and precaution for approved oncology CAR T products.
**LN-4: Week 4 safety data presented; efficacy follow up ongoing.
ASTCT, American Society for Transplantation and Cellular Therapy; CAR, chimeric antigen receptor; CRS, cytokine release syndrome; ICANS, immune effector cell-associated neurotoxicity syndrome; LN, lupus nephritis; SAE, serious adverse event; SLE, systemic lupus erythematosus.
Cabaletta Bio: Data on File.

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Non-renal SLE: Efficacy data following rese-cel infusion*

As of the latest follow up, 3 of 4 SLE patients§ achieved DORIS

	Non-renal SLE			
Patient	**SLE-1†^**	**SLE-2^**	**SLE-3^**	**SLE-4^**
Latest follow-up	Week 52	Week 32	Week 28	Week 24
DORIS (at latest follow-up)	□§	✓	✓	✓
SLEDAI-2K score‡ (baseline to latest follow-up)	26→12	10→2	8→2	8→2
UPCR (mg/mg) (baseline to latest follow-up)	1.08→1.71	N/A	N/A	N/A
eGFR (mL/min/1.73m²) (baseline to latest follow-up)	132.7→118.5	N/A	N/A	N/A
CRR (at latest follow-up)	□§	N/A	N/A	N/A
GC-free	✓	✓	✓	✓
IM-free	✓§	✓	✓	✓

*As of June 2, 2025.
^Patient(s) who had clinical data presented in February 2025 scientific meetings.
†Enrollment in the LN cohort requires class III/IV +/- V LN. SLE-1 had pure class V LN and extra-renal SLE disease activity that met inclusion criteria for the non-renal cohort.
‡SLEDAI-2K components present at latest follow up (SLEDAI-2K contribution score in parenthesis): SLE-1: hematuria (4), proteinuria (4), complement (2), increased DNA binding (2); SLE-2: increased DNA binding (2); SLE-3: increased DNA binding (2); SLE-4: increased DNA binding (2).
§SLE-1 achieved DORIS at Week 48 and CRR at Week 44 and Week 48; on cyclosporine therapy since Week 41 for a non-SLE-related, non-rese-cel-related safety event (macrophage activation syndrome with onset at Week 40).
CRR, complete renal response; DORIS, definition of remission in SLE; eGFR, estimated glomerular filtration rate; GC, glucocorticoid; IM, immunomodulatory; LN, lupus nephritis; N/A, not applicable; rese-cel, resecabtagene autoleucel; SLE, systemic lupus erythematosus; SLEDAI-2K, Systemic Lupus Erythematosus Disease Activity Index 2000; UPCR, urine protein-creatinine ratio.
DORIS = Clinical SLEDAI-2K=0 (irrespective of serology); Physician Global Assessment <0.5; antimalarials; low-dose glucocorticoids (prednisolone ≤5 mg/day); stable immunosuppressives including biologics. **CRR** = UPCR ≤0.5 mg/mg; ≥60 mL/min or no confirmed eGFR decrease of >20% from baseline; no receipt of rescue therapy.
Cabaletta Bio: Data on File.

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31

LN: Efficacy data following rese-cel infusion*

As of the latest follow up 1st LN patient achieved CRR

	LN††		
Patient	**LN-1^**	**LN-2^**	**LN-3**
Latest follow-up	Week 44	Week 24	Week 12
DORIS (at latest follow-up)	✓	N/A	N/A
SLEDAI-2K score‡ (baseline to latest follow-up)	22→0	14→6	16→12
UPCR (mg/mg) (baseline to latest follow-up)	7.22→0.24	4.85→2.72**	2.04→2.02
eGFR (mL/min/1.73m²) (baseline to latest follow-up)	72.3→130.9	127.2→125.8	133.2→128.8
CRR (at latest follow-up)	✓	☐	☐
GC-free	✓	✓	✓
IM-free	✓	✓	✓

*As of June 2, 2025.
^Patient(s) who had clinical data presented in February 2025 scientific meetings.
‡SLEDAI-2K components present at latest follow up (SLEDAI-2K contribution score in parenthesis): LN-2: proteinuria (4), increased DNA binding (2); LN-3: hematuria (4), proteinuria (4), pyuria (4).
**LN-2 Week 24 UPCR = 24hr UPCR.
††LN-4: efficacy follow up ongoing.
CRR, complete renal response; DORIS, definition of remission in SLE; eGFR, estimated glomerular filtration rate; GC, glucocorticoid; IM, immunomodulatory; LN, lupus nephritis; N/A, not applicable; rese-cel, resecabtagene autoleucel; SLEDAI-2K, Systemic Lupus Erythematosus Disease Activity Index 2000; UPCR, urine protein-creatinine ratio.
DORIS = Clinical SLEDAI-2K=0 (irrespective of serology); Physician Global Assessment <0.5; antimalarials; low-dose glucocorticoids (prednisolone ≤5 mg/day); stable immunosuppressives including biologics. CRR = UPCR ≤0.5 mg/mg; ≥60 mL/min or no confirmed eGFR decrease of >20% from baseline; no receipt of rescue therapy.
Cabaletta Bio: Data on File.

Cabaletta Bio® 32

Myasthenia Gravis: Unmet Need

Myasthenia gravis: Significant disease & treatment burden

High impact of disease due to patient symptoms & cost burden, particularly for refractory patients

Serious, chronic autoimmune neuromuscular disorder[1]

- Characterized by defective transmission at the neuromuscular junction, resulting in weakness of the skeletal muscles
- Typically associated with autoantibodies (e.g. AChR, MuSK, LRP4)
- Symptoms range from ocular involvement, including double vision and ptosis, to severe weakness of the limb, bulbar, trunk, and respiratory muscles, which is worsened with exertion
- Mortality rate estimated to be 5-9%, primarily driven by myasthenic crises, or respiratory crises requiring ventilation[2]

Treatments have transient effect & involve long-term broad immunosuppression[1]

- Available therapeutic options focus on specific symptoms and can be associated with serious long-term side effects
- Mainstays include steroids, immunosuppressants (e.g., mycophenolate), FcRn antagonists, complement inhibitors and rituximab
- MG represents a significant healthcare cost burden in the US, particularly for patients whose disease is inadequately controlled

Eligible U.S. MG patients[3]

Generalized MG patients with refractory disease potentially eligible for rese-cel

(per quantitative research with ~100 MG-treating physicians)

~35,000
U.S. MG patients
potentially eligible for rese-cel



~100k MG patients

1. Gilhus NE, et al. *Eur J Neurol.* 2024 2. Dresser L, et al. *J Clin Med.* May 2021. 3. Results from quantitative survey of U.S. MG-treating physicians (neurologists), conducted 3Q25. N = ~100.

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34

Rese-cel Manufacturing & Product/Process Innovations

Manufacturing strategy to BLA submission

Clinical Supply:

- **Penn has reliably provided timely product for years**
- **Advanced Therapies (AT) (formerly WuXi) partnership provides additional rese-cel supply**

Innovative Manufacturing:

- **Expanded partnership for automated manufacturing with Cellares and completed Technology Adoption Program**

CELLARES

- **Evaluating whole blood process to eliminate apheresis**

Commercial Supply:

- **Commercial supply strategy in hand, with process qualification and validation activities, required for BLA submission, planned:**
  1) **LVV process at Oxford[1], and**

     Oxford Biomedica

  2) **Drug product process at Lonza[2]**

     Lonza
- **Commercial-ready drug product tech transfer process completed with Lonza**
- **Opportunity for additional manufacturing partners**

LVV – lentiviral vector
1. Oxford is a commercial supplier for lentiviral vector utilized in approved CAR T products.
2. Lonza has extensive experience manufacturing commercial cell and gene therapies.

Caballeta Bio®

Securing & expanding our leadership in autoimmune cell therapy

Several innovations to prioritize patient experience, expand access and address scale in autoimmune disease

Product/Process Innovations in development

- **Evaluating rese-cel in PV without preconditioning**
  - **Both published data and experience with legacy CAART platform suggest that preconditioning may not be necessary in autoimmune patients[1,2]**
  - **RESET-PV initial data to be presented in a late-breaking oral presentation at ESGCT in October 2025**
- **Progressing with Cellares to automate manufacturing, reduce COGS and increase scale**
- **Minimizing the requirement for inpatient stay**

1. Cohen, Adam D., et al. "B cell maturation antigen–specific CAR T cells are clinically active in multiple myeloma." The Journal of Clinical Investigation 129.6 (2019).
2. Poster P0744: Clinical and translational findings following MuSK-CAART infusion without preconditioning in patients with Myasthenia Gravis (MuSCAARTes™ trial). ESGCT 2024.

Cabaletta Bio® 37

Corporate Summary

Cabaletta Bio leadership

Track record of operational success evaluating & developing novel cell therapy candidates in autoimmunity

LEADERSHIP TEAM



Steven Nichtberger, M.D.
President, CEO & Chairman
MERCK, tengion, Penn



Samik Basu, M.D.
Chief Scientific Officer
Adaptimmune, MERCK



Gwendolyn Binder, Ph.D.
President, Science & Technology
Adaptimmune, Penn



David J. Chang, M.D., M.P.H., FACR
Chief Medical Officer
AstraZeneca, gsk, Penn



Arun Das, M.D.
Chief Business Officer
Goldman Sachs, Penn, Children's Hospital of Philadelphia



Michael Gerard
General Counsel
SANDOZ A Novartis Division, Spark Therapeutics



Heather Harte-Hall
Chief Compliance Officer
Adaptimmune, Pfizer



Anup Marda
Chief Financial Officer
Bristol Myers Squibb



Nicolette Sherman
Chief HR Officer
sanofi, Oyster Point



Gerwin Winter
Head of International
BeiGene, PORTOLA, Bristol Myers Squibb



Sarah Yuan
Chief Technology Officer
2seventybio, bluebirdbio, Biogen

SCIENTIFIC ADVISORY BOARD

Aimee Payne, M.D., Ph.D.
Co-Founder and Co-Chair

Carl June, M.D.

Iain McInnes, Ph.D., FRCP, FRSE, FMedSci

Michael C. Milone, M.D., Ph.D.
Co-Founder and Co-Chair

Georg Schett, M.D.

Jay Siegel, M.D.

Drew Weissman, M.D., Ph.D.

FORTUNE BEST WORKPLACES IN BIOPHARMA™ 2024

From Fortune.
©2024 Fortune Media IP Limited.
All rights reserved. Used under license.

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39

Appendix

Myositis outcomes captured through validated composite endpoint

TIS is a composite tool measuring a patient's relative improvement from their baseline

Total improvement score (TIS) components



100
80
60
40
20
0
Total Improvement Score
Illustrative patient-specific TIS ceiling for more severe disease
Illustrative patient-specific TIS ceiling for milder disease
Major
Moderate
Minimal
None
Manual Muscle Testing (MMT8)
32.5 max achievable score
Extramuscular Activity
20 max achievable score
Physician Global Activity
20 max achievable score
Health Assessment Questionnaire (HAQ)
10 max achievable score
Patient Global Activity
10 max achievable score
Muscle Enzymes
7.5 max achievable score
Baseline
Week 12
Week 24

- TIS developed via conjoint analysis based continuous model using **absolute percentage change** in 6 core set measures (CSM): MMT8, Extramuscular Activity, Physician Global Activity, Health Assessment Questionnaire, Patient Global Activity, and Muscle Enzymes
- TIS is the sum of improvement scores in the 6 CSMs, with **ceiling of potential effect likely higher in DM and ASyS than in IMNM given minimal extramuscular involvement**

1. ASyS – antisynthetase syndrome; CSM – core set measure; DM – dermatomyositis; IMNM – immune-mediated necrotizing myopathy; IVIg – intravenous immunoglobulin.
2. Aggarwal R et al. NEJM. 2022;387(14):1264-1278.

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Corporate Presentation September 2025